EXHIBIT 10.29

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

DUPONT PHOTOMASKS, INC.

I, Peter S. Kirlin, Chief Executive Officer of DuPont Photomasks, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) for the fiscal quarter ended December 31, 2002 and filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ PETER S. KIRLIN
Peter S. Kirlin
Chief Executive Officer

February 13, 2003

I, Satish Rishi, Chief Financial Officer of DuPont Photomasks, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) for the fiscal quarter ended December 31, 2002, 2002 and filed with the United States Securities and Exchange Commission, do hereby certify that to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ SATISH RISHI
Satish Rishi
Chief Financial Officer

February 13, 2003